UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 West Georgia, Suite 1030 Vancouver, B.C., Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2021, the Board of Directors (the “Board”) of Achieve Life Sciences, Inc. (the “Company”) appointed Bridget Martell, M.D. and Cindy Jacobs, Ph.D., M.D., the Company’s current President and Chief Medical Officer, as directors, effective March 15, 2021. Neither Dr. Martell nor Dr. Jacobs has been appointed to a committee of the Board at this time.

In connection with Dr. Martell’s appointment to the Board, and in accordance with the Company’s non-employee director compensation program, she will receive an annual cash retainer of $[40,000] Board service. In addition, in accordance with the Company’s 2018 Equity Incentive Plan (the “Plan”), on the effective date of her appointment, Dr. Martell will receive an initial stock option grant to purchase up to 5,650 shares of the Company’s common stock with an exercise price equal to the closing stock price as quoted on the Nasdaq Stock Market on the grant date. The options will vest and become exercisable monthly over 36 months commencing one month from the date of grant. Dr. Martell will also enter into the Company’s standard form of indemnity agreement.

Dr. Jacobs will not receive any compensation for her service as a director.

There are no arrangements or understandings between either Dr. Martell or Dr. Jacobs and any other persons pursuant to which they were selected as a directors. There are also no family relationships between Dr. Martell or Dr. Jacobs and any director or executive officer of the Company, and Dr. Martell and Dr. Jacobs have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Achieve Life Sciences, dated March 15, 2021

________________________

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: March 15, 2021	/s/ John Bencich
John Bencich Chief Executive Officer (Principal Executive and Financial Officer)